UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2020

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	APH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of the Company was held on May 20, 2020.  As of March 23, 2020, the record date for the meeting, 295,845,244 shares of the Company’s Class A Common Stock were outstanding.  A quorum of 272,639,141 shares were present or represented at the meeting.

The stockholders (i) elected each of the Company’s nominees for director, (ii) ratified the selection of Deloitte & Touche LLP as independent accountants of the Company, (iii) approved the advisory vote on compensation of named executive officers and (iv) voted against a stockholder proposal to make shareholder right to call special meeting more accessible.  Voting of shares for each item, all of which are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 13, 2020, is as follows:

1.  ELECTION OF DIRECTORS

FOR the nominees:

		Votes	ABSTAIN
Nominee	Votes FOR	AGAINST	Votes	NON-VOTES
Stanley L. Clark	248,620,945	16,430,644	93,425	7,494,127
John D. Craig	255,297,196	9,753,024	94,794	7,494,127
David P. Falck	262,694,585	2,357,269	93,160	7,494,127
Edward G. Jepsen	261,497,618	3,552,584	94,812	7,494,127
Robert A. Livingston	261,500,177	3,550,898	93,939	7,494,127
Martin H. Loeffler	260,271,910	4,789,817	83,287	7,494,127
R. Adam Norwitt	240,637,100	23,140,413	1,367,501	7,494,127
Anne Clarke Wolff	257,830,687	7,220,231	94,096	7,494,127

2.  RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY

FOR	263,253,094	AGAINST	8,843,631

ABSTAIN	542,416	NON-VOTES	0

3.  ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

FOR	240,953,272	AGAINST	23,910,788

ABSTAIN	280,954	NON-VOTES	7,494,127

4.   STOCKHOLDER PROPOSAL TO MAKE SHAREHOLDER RIGHT TO CALL SPECIAL MEETING MORE ACCESSIBLE

FOR	112,947,303	AGAINST	152,057,859

ABSTAIN	139,852	NON-VOTES	7,494,127

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President, Secretary and General Counsel

Date: May 21, 2020